Exhibit (c)(6)

Analysis of Transaction Alternatives
Project NOBLE
Presentation Regarding
October 5, 2011
Confidential

Project Noble
Table of Contents
Section
1	Overview of Operating Cases
2	Public Market Perspectives
3	Summary Comparison of Alternatives
Appendices

Overview of Operating Cases
1

Project Noble

CIM Case
■ All projections per Confidential Information Memorandum (CIM)
 • Store count growing from 302 in March 2012 to 429 in March 2015
 • 2.6% Core and Texas same-store sales growth in FY2012
 • 1.0% Core and Texas same-store sales growth FY2013-FY2015
 • EBIT margins growing from 8.7% in FY2012 to 9.9% in FY2015

Alternative Case
■ 6.5% same-store sales growth (including products over 99.99¢) for FY2012
 • FY2012 EBIT of $129.6 million (8.7% margin)
■ 2.0% Core and Texas same-store sales growth in FY2013, 2.5% thereafter
■ EBIT margin growing to 10.2% by FY2015
 • Improvement driven by reduced product costs
■ Same new store opening cadence as CIM Case

Downside Case
■ Core and Texas same-store sales growth 0% starting in FY2013
■ EBIT margin decreasing a cumulative 150 bps from 8.7% in FY2012 to 7.2% in FY2015
■ 50% of new stores opened in each year
■ 50% achievement of sales for products above 99.99¢

Summary Comparison of Operating Cases

($ in millions)

	CIM Case				Alternative Case				Downside Case			
	FY2012	FY2013	FY2014	FY2015	FY2012	FY2013	FY2014	FY2015	FY2012	FY2013	FY2014	FY2015
Stores	302	337	380	429	302	337	380	429	302	319	340	364
% Growth	4.9%	11.6%	12.8%	12.9%	4.9%	11.6%	12.8%	12.9%	4.9%	5.6%	6.6%	7.1%
Same Store Sales												
Core & Texas (excl. products >99.99¢)	2.6%	1.0%	1.0%	1.0%	6.3%	2.0%	2.5%	2.5%	2.6%	0.0%	0.0%	0.0%
Total (incl. products >99.99¢)	2.8%	3.8%	2.8%	3.2%	6.5%	4.8%	4.2%	4.6%	2.8%	1.3%	1.0%	1.3%
Total Revenue	$1,478	$1,635	$1,832	$2,071	$1,488	$1,661	$1,885	$2,156	$1,478	$1,546	$1,632	$1,732
% Growth	3.8%	10.7%	12.0%	13.0%	4.5%	11.6%	13.5%	14.4%	3.8%	4.6%	5.5%	6.2%
Gross Profit	$601	$659	$735	$829	$605	$676	$764	$869	$601	$623	$654	$693
% Margin	40.6%	40.3%	40.1%	40.0%	40.6%	40.7%	40.5%	40.3%	40.6%	40.3%	40.1%	40.0%
EBITDA	$155	$177	$201	$230	$157	$186	$214	$246	$156	$152	$149	$147
% Margin	10.5%	10.8%	11.0%	11.1%	10.5%	11.2%	11.4%	11.4%	10.5%	9.9%	9.2%	8.5%
EBIT	$128	$151	$176	$204	$130	$161	$189	$220	$129	$127	$126	$125
% Margin	8.7%	9.2%	9.6%	9.9%	8.7%	9.7%	10.0%	10.2%	8.7%	8.2%	7.7%	7.2%

GUGGENHEIM

Project Noble
Summary Comparison of Operating Cases
________________________
Source: Based on guidance from Gold/Schiffer family and Noble Confidential Information Memorandum. Please see page 1 for an overview of assumptions.

 ($ in
millions)

($ in millions)

	CIM Case				Alternative Case				Downside Case			
	FY2012	FY2013	FY2014	FY2015	FY2012	FY2013	FY2014	FY2015	FY2012	FY2013	FY2014	FY2015
Stores	302	337	380	429	302	337	380	429	302	319	340	364
EBITDA	$155	$177	$201	$230	$157	$186	$214	$246	$156	$152	$149	$147
% Margin	10.5%	10.8%	11.0%	11.1%	10.5%	11.2%	11.4%	11.4%	10.5%	9.9%	9.2%	8.5%
Interest Expense	($68)	($68)	($67)	($67)	($68)	($68)	($66)	($66)	($68)	($68)	($66)	($67)
Taxes	(23)	(31)	(41)	(52)	(23)	(35)	(46)	(58)	(23)	(22)	(23)	(22)
Change in Working Capital	(4)	(12)	(15)	(18)	(5)	(13)	(17)	(20)	(4)	(5)	(6)	(8)
Capital Expenditure	(35)	(60)	(49)	(49)	(35)	(60)	(49)	(49)	(35)	(39)	(24)	(27)
Free Cash Flow Available For Debt Paydown	$26	$6	$30	$45	$26	$11	$37	$53	$26	$19	$31	$25
Cumulative Paydown of Debt		$8	$53	$108		$13	$64	$128		$21	$66	$101
% Paydown		1%	7%	14%		2%	8%	17%		3%	9%	13%
Total Debt (Incl. Capital Leases)	$779	$786	$752	$693	$779	$781	$740	$673	$779	$773	$739	$701
Total Debt / EBITDA	5.0x	4.4x	3.7x	3.0x	5.0x	4.2x	3.5x	2.7x	5.0x	5.1x	4.9x	4.8x
Adj Debt / EBITDAR	5.7x	5.4x	5.0x	4.4x	5.7x	5.2x	4.7x	4.2x	5.7x	5.9x	5.9x	5.9x
(EBITDA-CapEx) / Interest Exp	1.8x	1.7x	2.3x	2.7x	1.8x	1.9x	2.5x	3.0x	1.8x	1.7x	1.9x	1.8x

GUGGENHEIM

Project Noble
Summary Comparison of Free Cash Flow Under Ares Proposed Transaction
________________________
Source: Based on guidance from Gold/Schiffer family and Noble Confidential Information Memorandum. Please see page 1 for an overview of assumptions.

($ in millions)

	CIM Case				Alternative Case				Downside Case			
	FY2012	FY2013	FY2014	FY2015	FY2012	FY2013	FY2014	FY2015	FY2012	FY2013	FY2014	FY2015
Stores	302	337	380	429	302	337	380	429	302	319	340	364
EBITDA	$155	$177	$201	$230	$157	$186	$214	$246	$156	$152	$149	$147
% Margin	10.5%	10.8%	11.0%	11.1%	10.5%	11.2%	11.4%	11.4%	10.5%	9.9%	9.2%	8.5%
Interest Expense												
Taxes												
Change in Working Capital												
Capital Expenditure												
Free Cash Flow Available For Debt Paydown												
Cumulative Paydown of Debt												
% Paydown												
Total Debt (Incl. Capital Leases)												
Total Debt / EBITDA												
Adj Debt / EBITDAR												
(EBITDA-CapEx) / Interest Exp												

GUGGENHEIM

Project Noble
Summary Comparison of Free Cash Flow Under Ares Proposed Transaction with
Fully Flexed Financing Terms
________________________
Source: Based on guidance from Gold/Schiffer family and Noble Confidential Information Memorandum. Please see page 1 for an overview of assumptions.

Project Noble

Ares Proposal – Analysis at Various Prices

($ in millions, except per share amounts)

Offer Price		Pre-Offer 3/10/11 $16.68	Initial Offer $19.09	$21.00	$21.50	$22.00	$22.50
Premium		0.0%	14.4%	25.9%	28.9%	31.9%	34.9%
Offer Equity Value		$1,194	$1,369	$1,508	$1,545	$1,582	$1,618
Enterprise Value		$973	$1,148	$1,287	$1,324	$1,360	$1,397
Implied EBITDA Multiple	EBITDA						
CY2011 - Alternative Case	$153	6.3x	7.4x	8.3x	8.6x	8.8x	9.0x
CY2012 - Alternative Case	$177	5.5x	6.5x	7.3x	7.5x	7.7x	7.9x
CY2012 - CIM Case	$170	5.7x	6.8x	7.6x	7.8x	8.0x	8.2x
	Exit Multiple						
CIM Case	5.5x		16%	8%	7%	5%	4%
	6.5x		23%	16%	14%	12%	11%
	7.5x		30%	22%	20%	18%	17%
	8.5x		36%	27%	25%	23%	22%
Alternative Case	5.5x		20%	13%	11%	10%	8%
	6.5x		28%	20%	18%	16%	15%
	7.5x		34%	26%	24%	22%	20%
	8.5x		40%	31%	29%	27%	25%

GUGGENHEIM

5

Public Market Perspectives
2

125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
Dollar Store
Mass
S&P 500
Russell 2000
Club
Grocery
Dow Jones
+14.1%
+8.8%
(3.1%)
(8.2%)
(9.4%)
(13.3%)
(19.8%)
3/11/11
4/11/11
5/11/11
6/11/11
7/11/11
8/11/11
9/11/11

	3/11/2011	9/30/2011	*Change vs. 3/11/2011*
Index			
S&P 500	1,304	1,131	*(13.3%)*
Dow Jones	12,044	10,913	*(9.4%)*
Russell 2000	803	644	*(19.8%)*
Dollar Stores			
Dollar General	$28.82	$37.76	*+31.0%*
Family Dollar	51.27	50.86	*(0.8%)*
Dollar Tree	53.44	75.14	*+40.6%*
Dollarama	28.15	36.30	*+29.0%*
Big Lots	43.05	34.83	*(19.1%)*
Fred's	13.36	10.66	*(20.2%)*
Dollar Store Index			***+14.1%***
Club			
BJ's Wholesale Club	$49.04	$51.24	*+4.5%*
Costco	72.55	82.13	*+13.2%*
Club Index			***+8.8%***
Mass			
Target	51.53	49.04	*(4.8%)*
Walmart	52.59	51.90	*(1.3%)*
Mass Index			***(3.1%)***
Grocery			
Kroger	$23.91	$21.96	*(8.2%)*
Ruddick	36.81	38.99	*+5.9%*
Safeway	22.86	16.63	*(27.3%)*
SUPERVALU	7.56	6.66	*(11.9%)*
Weis Markets	39.63	37.06	*(6.5%)*
Whole Foods	58.89	65.31	*+10.9%*
Winn-Dixie	6.80	5.92	*(12.9%)*
Grocery Index			***(8.2%)***

GUGGENHEIM

Project Noble
Relative Stock Price Performance
Source: FactSet.
(1)Beginning prices are closing prices on the date of the Offer, March 11, 2011; $19.58 was the closing price for
NOBLE on this date.
(2)Dollar Stores, Club and Mass and Grocery indexes are medians of their respective groups.
While the broader market is down approximately 15% -20% since the March bid, high quality dollar store and club stores have trended up.
Indexed Stock Performance Since Announcement(1)
Stock Price Change Details(2)

Current Median: 8.3x
Current Average: 7.6x
March 11 Median: 7.6x
March 11 Average: 7.4x
7.4x
9.6x
Dollar Tree
9.5x
9.6x
Dollarama
7.7x
8.9x
Dollar General
7.8x
7.6x
Family Dollar Stores
9.0x
6.1x
7.2x
Noble
6.5x
5.5x
Big Lots
5.7x
4.6x
Fred's
5.3x
4.6x
Food Retail
7.7x
7.9x
Club
6.7x
6.6x
Mass
Current Median: 7.5x
Current Average: 6.9x
March 11 Median: 6.8x
March 11 Median: 6.7x
8.5x
8.6x
Dollarama
6.7x
8.5x
Dollar Tree
7.0x
8.1x
Dollar General
7.2x
6.8x
Family Dollar Stores
8.1x
5.5x
6.5x
Noble
5.9x
5.0x
Big Lots
5.2x
4.1x
Fred's
5.1x
4.5x
Food Retail
7.0x
7.2x
Club
6.3x
6.5x
Mass
Current Median: 16.0x
Current Average: 15.5x
March 11 Median: 14.3x
March 11 Average: 14.5x
14.4x
19.0x
Dollar Tree
15.5x
17.3x
Dollarama
14.3x
16.5x
Family Dollar Stores
19.7x
13.4x
16.5x
Noble
14.2x
15.4x
Dollar General
15.0x
12.8x
Big Lots
13.7x
12.2x
Fred's
12.6x
9.8x
Food Retail
19.6x
20.5x
Club
12.0x
11.6x
Mass

Multiples as of unaffected date

GUGGENHEIM

Project Noble
Comparable Company Valuation Multiples
Enterprise Value /
CY2012E EBITDA
CY2011E P/E
Enterprise Value /
CY2011E EBITDA
Note: Medians exclude Food & Drug and Club & Mass merchandise, as well as Noble.
Note: Food & Drug is a simple average and includes Safeway, Kroger and Supervalu.
  Club & Mass Merchandise is a simple average and includes BJ’s, Costco, Target and Walmart.

Ares offer at $22.00 per share
Current Multiple

2005	2006	2007	2008	2009	2010	2011 YTD	Current
	Noble	8.1x	13.6x	14.5x	9.9x	7.6x	6.6x	7.3x	6.5x
Dollar Stores	Dollar General	NA	NA	NA	NA	8.1x	8.2x	7.6x	8.2x
Dollar Stores	Family Dollar	7.7x	7.8x	7.7x	6.1x	6.5x	6.7x	7.4x	6.9x
Dollar Stores	Dollar Tree	5.7x	6.3x	7.5x	6.4x	6.4x	6.6x	7.6x	8.7x
Dollar Stores	Dollarama	NA	NA	NA	NA	4.8x	9.7x	9.5x	8.8x
Dollar Stores	Big Lots	7.7x	8.4x	8.9x	6.0x	5.5x	5.1x	5.0x	5.2x
Dollar Stores	Fred's	7.2x	6.7x	6.7x	5.9x	5.8x	5.4x	5.6x	4.3x
Dollar Stores	**Dollar Stores**	7.4x	7.3x	7.6x	6.0x	6.1x	6.6x	7.5x	7.5x
Dollar Stores	**Dollar Stores (ex. Big Lots and Fred's)**	**6.7x**	**7.0x**	**7.6x**	**6.2x**	**6.5x**	**7.5x**	**7.6x**	**8.5x**
Club Retail	BJ's Wholesale Club	5.2x	5.4x	7.2x	6.5x	5.3x	5.8x	6.4x	6.1x
Club Retail	Costco	8.5x	9.2x	9.5x	9.7x	7.8x	8.0x	8.6x	8.8x
Club Retail	**Club Retailers**	**6.8x**	**7.3x**	**8.4x**	**8.1x**	**6.6x**	**6.9x**	**7.5x**	**7.4x**
Mass Retail	Target	9.2x	8.3x	8.4x	7.6x	7.8x	7.3x	6.5x	6.5x
Mass Retail	Walmart	9.4x	8.5x	7.9x	8.4x	7.4x	6.8x	6.6x	6.5x
Mass Retail	**Mass Retailers**	**9.3x**	**8.4x**	**8.1x**	**8.0x**	**7.6x**	**7.1x**	**6.6x**	**6.5x**
Food Retail	Kroger	6.1x	6.1x	6.7x	6.1x	5.1x	5.3x	5.2x	4.6x
Food Retail	Safeway	5.7x	5.3x	6.3x	5.3x	4.8x	4.8x	4.5x	4.4x
Food Retail	Supervalu	5.5x	6.0x	6.5x	6.3x	5.1x	5.7x	5.7x	4.5x
Food Retail	**Supermarkets**	**5.7x**	**6.0x**	**6.5x**	**6.1x**	**5.1x**	**5.3x**	**5.2x**	**4.5x**

GUGGENHEIM

Project Noble
Historical NTM EV / EBITDA Multiples Over Time
________________________
Source: Wall Street consensus median estimates and FactSet as of September 30, 2011.
Annual Median NTM EV / EBITDA Multiples
Current valuation multiples in the dollar sector represent a peak vs. trading across the broader industry during the last several years

3.3%
5.7%
2.1%
4.3%
4.3%
4.7%
4.5%
0.6%
1.5%
5.4%
2.3%
2.0%
Noble (CIM)
Noble (Alternative)
Noble (Downside)
Dollar General
Dollar Tree
Family Dollar
Dollarama
Big Lots
Fred's
Club Median
Mass Median
Food Retail Median

7.6%
7.6%
4.7%
6.0%
6.4%
4.0%
7.3%
5.1%
3.2%
5.3%
3.3%
1.0%
Noble (CIM)
Noble (Alternative)
Noble (Downside)
Dollar General
Dollar Tree
Family Dollar
Dollarama
Big Lots
Fred's
Club Median
Mass Median
Food Retail Median

9.3%
12.2%
1.4%
13.2%
15.1%
9.4%
13.8%
3.5%
10.5%
10.7%
5.1%
0.7%
Noble (CIM)
Noble (Alternative)
Noble (Downside)
Dollar General
Dollar Tree
Family Dollar
Dollarama
Big Lots
Fred's
Club Median
Mass Median
Food Retail Median

GUGGENHEIM

Project Noble
Comparable Company Growth Analysis
2010 - 2012E Store
Growth CAGR
2010 - 2012E
EBITDA Growth
CAGR
2010 - 2012E SSS
CAGR
Note: January fiscal year ends not calendarized; all other companies calendarized to December.
Note: Noble 2010-2012E changes are fiscal year 2011-2013E.
Note: Medians exclude Food Retail, Club and Mass indexes, as well as Noble.
Note: Food & Drug is a simple average and includes Safeway, Kroger and Supervalu.
  Club includes BJ’s and Costco
  Mass Merchandise is a simple average of Target and Walmart.

Dollar Store Average: 3.3%
Dollar Store Average (ex. Big Lots and Fred’s): 4.5%

40.3%
40.7%
40.3%
33.9%
38.7%
38.0%
40.4%
42.0%
29.9%
11.7%
29.6%
24.6%
Noble (CIM)
Noble (Alternative)
Noble (Downside)
Dollar General
Dollar Tree
Family Dollar
Dollarama
Big Lots
Fred's
Club Median
Mass Median
Food Retail Median
+348 (59)
+348 (19)
+348 (59)
+310 (6)
(49) +52
+339 +165
NA +414
+141 +135
+41 +130
+22 (106)
(38) +93
(154) (60)

10.8%
11.2%
9.9%
12.4%
14.5%
9.8%
17.6%
8.5%
4.7%
3.7%
9.1%
5.0%
Noble (CIM)
Noble (Alternative)
Noble (Downside)
Dollar General
Dollar Tree
Family Dollar
Dollarama
Big Lots
Fred's
Club Median
Mass Median
Food Retail Median
+578 +91
+578 +131
+578 +1
+301 +66
+95 +110
+171 +23
NA +101
+540 (26)
(14) +57
(21) +14
+46 (4)
(27) (13)

GUGGENHEIM

Project Noble
Comparable Company Margin Analysis
CY 2012E
EBITDA
Margin
CY 2012E
Gross Margin
________________________
Source: FactSet consensus estimates. Market data as of September 30, 2011.
Note: January fiscal year ends not calendarized; all other companies calendarized to December.
Note: Noble 2010-2012E changes are fiscal year 2011-2013E.
Note: Medians exclude Food Retail, Club and Mass indexes, as well as Noble.
Note: Food & Drug is a simple average and includes Safeway, Kroger and Supervalu.
  Club includes BJ’s and Costco
  Mass Merchandise is a simple average of Target and Walmart.

∆ bps
’05-’10
’10-’12E
∆ bps
’05-’10
’10-’12E

Average:
8.04 %
Avg. ex BIG & FRED:
7.14 %
12.00 %
8.00 %
4.00 %
0.00 %
10.86 %
7.10 %
7.47 %
7.56 %
6.43 %
9.60 %
10.11 %
NOBLE
Dollar General
Dollar Tree
Family Dollar Stores
Dollarama
Big Lots
Fred's

Implied Terminal Multiple – DCF @ Market Price[1]

(units)

Average:
6.6x
Avg. ex BIG & FRED:
7.5x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
6.8x
7.9x
6.7x
8.5x
4.5x
4.9x
Dollar General
Dollar Tree
Family Dollar Stores
Dollarama
Big Lots
Fred's

GUGGENHEIM

Project Noble
WACC/Implied Terminal Multiple Analysis
WACC (not Rent Adjusted)
________________________
(1) Reflects the terminal multiple implied by current market prices based on a discounted cash flow analysis of Wall Street consensus estimates.

Price if Deal Does Not Close (price per share)

Assumed Price if Deal Occurs	Probability of Close 20%	30%	40%	50%	60%	70%
$19.00	$ 18.51	$ 18.48	$ 18.45	$ 18.41	$ 18.34	$ 18.23
$20.00	18.26	18.06	17.80	17.42	16.87	15.94
$21.00	18.02	17.64	17.14	16.44	15.39	13.64
$22.00	17.77	17.22	16.49	15.46	13.92	11.35

Assumed Price if Deal Occurs	Probability of Close 20%	30%	40%	50%	60%	70%
$19.00	7.2x	7.2x	7.2x	7.1x	7.1x	7.0x
$20.00	7.1x	7.0x	6.8x	6.7x	6.4x	6.0x
$21.00	6.9x	6.8x	6.5x	6.2x	5.7x	4.9x
$22.00	6.8x	6.6x	6.2x	5.8x	5.0x	3.8x

GUGGENHEIM

Project Noble
Risk Arbitrage Analysis
Implied EV/ 2011E EBITDA Multiple
Assumes 7% required annual return and four months to closing

Project Noble

Illustrative Stock Market Reaction to No Deal

Basis for Estimating Stock Price

	Price	Implied EV/EBITDA CY2011	Implied EV/EBITDA CY2012
Trading			
Unaffected	$16.68	6.4x	5.5x
Unaffected + S&P Change	$14.48	5.3x	4.6x
Unaffected + Dollar Store Index Change	$19.03	7.5x	6.5x
Risk Arbitrage Analysis			
30% Probability - $21.00 Deal Price	$17.64	6.8x	5.9x
40% Probability - $21.00 Deal Price	$17.14	6.6x	5.7x
50% Probability - $21.00 Deal Price	$16.44	6.3x	5.4x
60% Probability - $21.00 Deal Price	$15.39	5.8x	5.0x
2011E EV/EBITDA Trading Multiples[1]			
Unaffected Multiple - 6.3x	$16.65	6.3x	5.5x
Unaffected Discount (0.8x) to Current Industry Median (7.8x)	$17.99	7.0x	6.0x

Key Considerations

- Public disclosure of actionable bids
- Litigation
- Shareholder pressure/shareholder activism
- Unsolicited proposals
- Special committee reaction and alternatives

Source: Company filings, Wall Street consensus median estimates and FactSet.
(1) Based on Wall Street consensus estimates.

GUGGENHEIM

13

Summary Comparison of Alternatives
3

Project Noble

Pro Forma Capital Structure(1)

Ares LBO	■ Sell for $22.00 per share in cash ■ $100 million rollover ■ 5% Family promote at 1.0x strike price ■ Market compensation for continuing Family management	■ $775 mm total debt • $525 mm term loan, LIBOR + 600 bps (150 bps LIBOR floor) • $250 bridge facility, LIBOR + 950 bps (150 bps LIBOR floor)

Dividend Recapitalization
■ Quarterly dividend of $0.09 per share, increasing annually by $0.01 per share per quarter
■ Pay $562 million ($7.84 per share) one-time dividend funded by excess cash, real estate-backed financing and a term loan

$562 million recapitalization, funded by:
■ $360 mm total debt
 • $160 mm real estate-backed loan,
 5.50%
 • $200 mm term loan, LIBOR + 450
 bps (150 bps LIBOR floor)
■ $202 mm cash
  ($20 mm remaining on BS)

Dividend Recapitalization + Share Repurchase
■ Quarterly dividend of $0.09 per share, increasing annually by $0.01 per share per quarter
■ Return $562 million to shareholders through:
 • $281 million ($5.09 per share)one-time dividend
 • $281 million share repurchase at an average of $17.00 per share (6.5x FY2012E
 EBITDA)

$562 million recapitalization, funded by:
■ $360 mm total debt
 • $160 mm real estate-backed loan,
 5.50%
 • $200 mm term loan, LIBOR + 450
 bps (150 bps LIBOR floor)
■ $202 mm cash
  ($20 mm remaining on BS)

Summary Comparison of Alternatives

($ in millions, except per share amounts)	Ares LBO	Dividend Recapitalization[1]	Dividend Recapitalization & Share Repurchase[1]
Upfront Proceeds[2]	**$411**	**$182**	**$118**
Aggregate Upfront Proceeds to All Continuing Shareholders	*1,482*	*562*	*281*
Purchase Price / Dividend per Share	*22.00*	*7.84*	*5.09*
Pro Forma Ownership	16%	32%	42%
Interim Cash Flow			
FY2013-FY2016 Quarterly Dividends[3]	$0	$39	$39
FY2013-FY2016 Salary + Bonus (Eric, Jeff & Howard)[4]	13.2	1.5	1.5
Total Interim Cash Flow	$13.2	$40.5	$40.5
PV of Interim Cash Flow	**$9**	**$30**	**$30**
Family Equity Value - FY2016 (Price per Share / Total Family Equity Value)[5]			
LTM Exit Multiple			
5.5x	NA / $159	$19.11 / $444	$25.37 / $590
6.5x	NA / 212	23.03 / 535	30.47 / 708
7.5x	NA / 265	26.95 / 626	35.56 / 826
8.5x	NA / 318	30.86 / 717	40.65 / 945
PV of Future Equity Value			
LTM Exit Multiple			
5.5x	$92	$283	$376
6.5x	122	341	452
7.5x	153	399	527
8.5x	183	458	603
Total PV of Consideration / % Change vs. LBO			
LTM Exit Multiple			
5.5x	**$512**	**$496 / (3%)**	**$525 / 2%**
6.5x	**543**	**554 / 2%**	**600 / 11%**
7.5x	**573**	**612 / 7%**	**676 / 18%**
8.5x	**604**	**670 / 11%**	**752 / 24%**
Memo Item - Cost of Equity[6]	14.80%	11.89%	11.89%

GUGGENHEIM

Project Noble
Summary Comparison of Alternatives - Alternative Case
Source: Projections per Noble Management.
Note: Assumes transaction date of March 31,
2012
(1)Funded by $160 million real estate
financing , equating to approximately 70% of
LTV, with an interest rate of 5.5%; and $200
million of term loan financing with an interest
rate of 6.00% (1.50% LIBOR floor, 450 bps
spread).
(2)Represents proceeds from sale of shares in
Ares LBO case, and a one time special
dividend in the dividend alternatives cases.
(3)Assumes initiation of 9¢ quarterly dividend
in 2013, increasing annually by 1¢ per quarter.
(4)Assumes achievement of bonus equal to
100% of salaries in Ares LBO case. Assumes
salaries held constant with no bonus
component in Dividend Alternatives cases.
(5)Ares LBO case includes value of rollover
and promote.
(6)Cost of Equity calculated based on the
average of the MSCI Barra predicted beta and
Bloomberg 5-year historical adjusted beta for
Noble and the average debt to equity and debt
to capitalization ratios during the projection
period for the different transactions. Assumes
an equity risk premium of 6.5%, a risk free
rate (20-year UST) of 2.51% and a liquidity
premium of 1.59%. Please see Appendix for
supporting calculations.

Ares LBO	Dividend Recapitalization[1]	Dividend Recapitalization & Share Repurchase[1]
			($ in millions, except per share amounts)
Upfront Proceeds[2]	**$411**	**$182**	**$118**
Aggregate Upfront Proceeds to All Continuing Shareholders	*1,482*	*562*	*281*
Purchase Price / Dividend per Share	*22.00*	*7.84*	*5.09*
Pro Forma Ownership	16%	32%	42%
Interim Cash Flow			
FY2013-FY2016 Quarterly Dividends[3]	$0	$39	$39
FY2013-FY2016 Salary + Bonus (Eric, Jeff & Howard)[4]	13.2	1.5	1.5
Total Interim Cash Flow	$13.2	$40.5	$40.5
PV of Interim Cash Flow	**$9**	**$30**	**$30**
Family Equity Value - FY2016 (Price per Share / Total Family Equity Value)[5]			
LTM Exit Multiple			
5.5x	NA / $130	$17.01 / $395	$22.65 / $526
6.5x	NA / 180	20.63 / 479	27.35 / 636
7.5x	NA / 228	24.24 / 563	32.05 / 745
8.5x	NA / 277	27.86 / 647	36.75 / 854
PV of Future Equity Value			
LTM Exit Multiple			
5.5x	$75	$252	$336
6.5x	103	306	405
7.5x	131	359	475
8.5x	159	413	545
Total PV of Consideration / % Change vs. LBO			
LTM Exit Multiple			
5.5x	**$496**	**$465 / (6%)**	**$485 / (2%)**
6.5x	**524**	**518 / (1%)**	**554 / 6%**
7.5x	**552**	**572 / 4%**	**624 / 13%**
8.5x	**580**	**626 / 8%**	**694 / 20%**
Memo Item - Cost of Equity[6]	14.80%	11.89%	11.89%

GUGGENHEIM

Project Noble
Summary Comparison of Alternatives - CIM Case
Source: Projections per Noble Management.
Note: Assumes transaction date of March 31,
2012
(1)Funded by $160 million real estate
financing , equating to approximately 70% of
LTV, with an interest rate of 5.5%; and $200
million of term loan financing with an interest
rate of 6.00% (1.50% LIBOR floor, 450 bps
spread).
(2)Represents proceeds from sale of shares in
Ares LBO case, and a one time special
dividend in the dividend alternatives cases.
(3)Assumes initiation of 9¢ quarterly dividend
in 2013, increasing annually by 1¢ per quarter.
(4)Assumes achievement of bonus equal to
100% of salaries in Ares LBO case. Assumes
salaries held constant with no bonus
component in Dividend Alternatives cases.
(5)Ares LBO case includes value of rollover
and promote.
(6)Cost of Equity calculated based on the
average of the MSCI Barra predicted beta and
Bloomberg 5-year historical adjusted beta for
Noble and the average debt to equity and debt
to capitalization ratios during the projection
period for the different transactions. Assumes
an equity risk premium of 6.5%, a risk free
rate (20-year UST) of 2.51% and a liquidity
premium of 1.59%. Please see Appendix for
supporting calculations.

($ in millions, except per share amounts)	Ares LBO	Dividend Recapitalization[1]	Dividend Recapitalization & Share Repurchase[1]
Upfront Proceeds[2]	**$411**	**$182**	**$118**
Aggregate Upfront Proceeds to All Continuing Shareholders	*1,482*	*562*	*281*
Purchase Price / Dividend per Share	*22.00*	*7.84*	*5.09*
Pro Forma Ownership	16%	32%	42%
Interim Cash Flow			
FY2013-FY2016 Quarterly Dividends[3]	$0	$39	$39
FY2013-FY2016 Salary + Bonus (Eric, Jeff & Howard)[4]	13.2	1.5	1.5
Total Interim Cash Flow	$13.2	$40.5	$40.5
PV of Interim Cash Flow	**$9**	**$30**	**$30**
Family Equity Value - FY2016 (Price per Share / Total Family Equity Value)[5]			
LTM Exit Multiple			
5.5x	NA / $36	$9.17 / $213	$12.47 / $290
6.5x	NA / 61	11.47 / 267	15.45 / 359
7.5x	NA / 87	13.77 / 320	18.43 / 428
8.5x	NA / 115	16.06 / 373	21.42 / 498
PV of Future Equity Value			
LTM Exit Multiple			
5.5x	$21	$136	$185
6.5x	35	170	229
7.5x	50	204	273
8.5x	66	238	318
Total PV of Consideration / % Change vs. LBO			
LTM Exit Multiple			
5.5x	**$441**	**$349 / (21%)**	**$334 / (24%)**
6.5x	**456**	**383 / (16%)**	**378 / (17%)**
7.5x	**471**	**417 / (11%)**	**422 / (10%)**
8.5x	**487**	**451 / (7%)**	**466 / (4%)**
Memo Item - Cost of Equity[6]	14.80%	11.89%	11.89%

GUGGENHEIM

Project Noble
Summary Comparison of Alternatives - Downside Case
Source: Projections per Noble Management.
Note: Assumes transaction date of March 31,
2012
(1)Funded by $160 million real estate
financing , equating to approximately 70% of
LTV, with an interest rate of 5.5%; and $200
million of term loan financing with an interest
rate of 6.00% (1.50% LIBOR floor, 450 bps
spread).
(2)Represents proceeds from sale of shares in
Ares LBO case, and a one time special
dividend in the dividend alternatives cases.
(3)Assumes initiation of 9¢ quarterly dividend
in 2013, increasing annually by 1¢ per quarter.
(4)Assumes achievement of bonus equal to
100% of salaries in Ares LBO case. Assumes
salaries held constant with no bonus
component in Dividend Alternatives cases.
(5)Ares LBO case includes value of rollover
and promote.
(6)Cost of Equity calculated based on the
average of the MSCI Barra predicted beta and
Bloomberg 5-year historical adjusted beta for
Noble and the average debt to equity and debt
to capitalization ratios during the projection
period for the different transactions. Assumes
an equity risk premium of 6.5%, a risk free
rate (20-year UST) of 2.51% and a liquidity
premium of 1.59%. Please see Appendix for
supporting calculations.

($ in millions)

		Ares LBO	Dividend Recapitalization	Dividend Recapitalization & Share Repurchase
Total PV of Consideration / % Change vs. LBO				
Alternative Case	EV / FY2016 EBITDA Exit Multiple			
	5.5x	$512	$496 / (3%)	$525 / 2%
	6.5x	543	554 / 2%	600 / 11%
	7.5x	573	612 / 7%	676 / 18%
	8.5x	604	670 / 11%	752 / 24%
CIM Case	EV / FY2016 EBITDA Exit Multiple			
	5.5x	$496	$465 / (6%)	$485 / (2%)
	6.5x	524	518 / (1%)	554 / 6%
	7.5x	552	572 / 4%	624 / 13%
	8.5x	580	626 / 8%	694 / 20%
Downside Case	EV / FY2016 EBITDA Exit Multiple			
	5.5x	$441	$349 / (21%)	$334 / (24%)
	6.5x	456	383 / (16%)	378 / (17%)
	7.5x	471	417 / (11%)	422 / (10%)
	8.5x	487	451 / (7%)	466 / (4%)

GUGGENHEIM

Project Noble
Summary Comparison of Family Present Value
________________________
Note: Please see pages 7-9 for key assumptions underlying each analysis.

Appendices

Stock Price	Median Target Price	2011E Estimates Revenue	2011E Estimates EBITDA	2011E Estimates EPS	2012E Estimates Revenue	2012E Estimates EBITDA	2012E Estimates EPS	EV / EBITDA 2011E	EV / EBITDA 2012E
Noble	NM	NM	+0.3%	(1.1%)	(2.6%)	(0.3%)	(0.3%)	(5.5%)	NM	NM
Dollar General	+34%	+18%	+3.2%	+4.3%	+6.7%	+2.1%	+4.1%	+4.1%	+1.2x	+1.1x
Dollar Tree	+44%	+33%	+1.0%	+3.3%	+6.0%	+1.5%	+5.2%	+9.0%	+2.2x	+1.9x
Family Dollar	+0%	+12%	+0.1%	+1.2%	+1.4%	+1.7%	+2.9%	+2.4%	(0.0x)	(0.1x)
Dollarama	+29%	+19%	+0.8%	+9.1%	+12.8%	+1.5%	+10.0%	+10.9%	(0.3x)	(0.3x)
Big Lots	(17%)	(14%)	(1.5%)	(10.0%)	(9.2%)	(0.6%)	(10.9%)	(5.2%)	(1.0x)	(0.8x)
Fred's	(19%)	(16%)	(2.9%)	(3.5%)	(6.2%)	(3.6%)	(3.1%)	(4.0%)	(1.1x)	(1.0x)
Average	**+12%**	**+9%**	**+0.1%**	**+0.5%**	**+1.3%**	**+0.3%**	**+1.1%**	**+1.7%**	**+0.2x**	**+0.1x**
Median	**+15%**	**+15%**	**+0.3%**	**+1.2%**	**+1.4%**	**+1.5%**	**+2.9%**	**+2.4%**	**(0.1x)**	**(0.2x)**
Excluding Big Lots and Fred's										
Average	**+27%**	**+20%**	**+1.1%**	**+3.4%**	**+4.9%**	**+1.3%**	**+4.4%**	**+4.2%**	**+0.8x**	**+0.6x**
Median	**+32%**	**+18%**	**+0.8%**	**+3.3%**	**+6.0%**	**+1.5%**	**+4.1%**	**+4.1%**	**+0.6x**	**+0.5x**

GUGGENHEIM

Project Noble
Summary of Dollar Store Changes Since March 2011
________________________
Source: Consensus estimates per FactSet.

Target Prices		% Δ Since
	Announcement	9/30/11	Announcement
Share Price	$28.82	$37.76	31.0%
Target Stock Prices			
Citi	$41.00	$49.00	19.5%
Wedbush	35.00	42.00	20.0%
Barclays	34.00	41.00	20.6%
Morgan Stanley	35.00	NA	NA
RBC Capital	34.00	40.00	17.6%
Deutche Bank	33.00	38.00	15.2%
Nomura	32.00	38.00	18.8%
Credit Suisse	32.00	32.00	0.0%
Median Target	$34.00	$40.00	17.6%
Prem./Disc.	18.0%	5.9%	

	Target Prices		% Δ Since
	Announcement	9/30/11	Announcement
Share Price	$51.27	$50.86	(0.8%)
Target Stock Prices			
Citi	$60.00	$70.00	16.7%
RBC Capital	60.00	60.00	0.0%
Deutsche Bank	54.00	55.00	1.9%
Goldman Sachs	54.00	63.00	16.7%
Raymond James	50.00	60.00	20.0%
Credit Suisse	50.00	50.00	0.0%
Jefferies	49.00	51.00	4.1%
Barclays	46.00	57.00	23.9%
Median Target	$52.00	$58.50	12.5%
Prem./Disc.	1.4%	15.0%	

	Target Prices		% Δ Since
	Announcement	9/30/11	Announcement
Share Price	$53.44	$75.14	40.6%
Target Stock Prices			
Raymond James	$60.00	$74.00	23.3%
Morgan Stanley	63.00	86.00	36.5%
Nomura	63.00	78.00	23.8%
Jefferies	62.00	86.00	38.7%
Goldman Sachs	61.00	73.00	19.7%
Barclays	58.00	79.00	36.2%
Deutsche Bank	56.00	81.00	44.6%
Credit Suisse	52.00	65.00	25.0%
Median Target	$60.50	$78.50	29.8%
Prem./Disc.	13.2%	4.5%	

	Target Prices		% Δ Since
	Announcement	9/30/11	Announcement
Share Price	$28.15	$36.30	29.0%
Target Stock Prices			
Versant Partners	$36.00	$41.00	13.9%
RBC Capital	35.00	40.00	14.3%
Desjardins	34.00	43.00	26.5%
CIBC Capital	34.00	40.00	17.6%
National Bank	34.00	34.00	0.0%
Scotia Capital	33.50	42.00	25.4%
Raymond James	32.00	36.00	12.5%
Median Target	$34.00	$40.00	17.6%
Prem./Disc.	20.8%	10.2%	

	Target Prices		% Δ Since
	Announcement	9/30/11	Announcement
Share Price	$43.05	$34.83	(19.1%)
Target Stock Prices			
Barclays	$46.00	$38.00	(17.4%)
Telsey Advisory	48.00	37.00	(22.9%)
Raymond James	48.00	37.00	(22.9%)
Sidoti	48.00	36.00	(25.0%)
MKM Partners	45.00	34.00	(24.4%)
Think Equity	40.00	38.00	(5.0%)
Piper Jaffray	37.00	36.00	(2.7%)
Wedbush	36.00	34.00	(5.6%)
Median Target	$45.50	$36.50	(19.8%)
Prem./Disc.	5.7%	4.8%	

	Target Prices		% Δ Since
	Announcement	9/30/11	Announcement
Share Price	$13.36	$10.66	(20.2%)
Target Stock Prices			
SunTrust	$17.00	$15.00	(11.8%)
Morgan Keegan	16.00	16.00	0.0%
BBT	16.00	15.00	(6.3%)
Wedbush	14.00	12.50	(10.7%)
MKM	13.00	12.00	(7.7%)
Median Target	$16.00	$15.00	(6.3%)
Prem./Disc.	19.8%	40.7%	

GUGGENHEIM

Project Noble
Dollar Store Target Price Changes
Dollar General
Dollarma
Dollar Tree
Family Dollar
Big Lots
Fred's
________________________
Source: Bloomberg, Wall Street research, FactSet.
Note: Shaded rows indicate recently changed target prices since Announcement.

Fiscal Years	2004	2005	2006	2007	2008	2009	2010	2011E	2012E	CAGR '05-'10	CAGR '10-'12E
Noble	(1.8%)	NA	0.3%	2.4%	3.7%	3.9%	0.7%	1.8%	1.3%	2.7%	1.5%
Dollar Stores											
Dollar General	3.2%	2.2%	3.3%	1.9%	9.0%	9.5%	4.9%	4.6%	4.0%	6.1%	4.3%
Dollar Tree	0.5%	(0.8%)	4.6%	2.7%	4.1%	7.2%	6.3%	4.8%	3.8%	4.8%	4.3%
Family Dollar	1.9%	2.3%	3.7%	0.9%	1.2%	4.0%	4.8%	5.5%	4.0%	3.4%	4.7%
Dollarama	2.1%	6.1%	2.8%	(1.5%)	3.4%	7.9%	7.3%	4.7%	4.3%	5.2%	4.5%
Big Lots	0.0%	1.8%	4.6%	2.0%	0.5%	0.7%	2.5%	(0.6%)	1.9%	2.4%	0.6%
Fred's	2.2%	1.2%	2.4%	0.3%	1.8%	0.4%	2.2%	0.9%	2.1%	1.7%	1.5%
Median	**2.0%**	**2.0%**	**3.5%**	**1.4%**	**2.6%**	**5.6%**	**4.9%**	**4.7%**	**3.9%**	**4.1%**	**4.3%**
Club Retailers											
BJ's Wholesale	6.0%	3.6%	1.2%	3.7%	9.4%	(1.9%)	4.4%	5.0%	2.8%	4.0%	3.9%
Costco	10.0%	7.0%	8.0%	6.0%	8.0%	(4.0%)	7.0%	9.0%	5.0%	6.3%	7.0%
Median	**8.0%**	**5.3%**	**4.6%**	**4.9%**	**8.7%**	**(3.0%)**	**5.7%**	**7.0%**	**3.9%**	**5.2%**	**5.4%**
Mass Retailers											
Target	5.3%	5.6%	4.8%	3.0%	(2.9%)	(2.5%)	2.1%	3.5%	3.6%	2.0%	3.5%
Wal-Mart	4.1%	3.4%	2.0%	2.0%	3.5%	(0.8%)	(0.6%)	0.6%	1.5%	1.9%	1.0%
Median	**4.7%**	**4.5%**	**3.4%**	**2.5%**	**0.3%**	**(1.7%)**	**0.8%**	**2.1%**	**2.6%**	**1.9%**	**2.3%**
Food Retailers											
Kroger	1.2%	3.5%	5.6%	5.0%	5.3%	2.1%	2.8%	4.5%	4.0%	4.9%	4.2%
Safeway	(1.3%)	4.3%	3.3%	3.4%	0.8%	(2.5%)	(2.0%)	2.1%	1.9%	1.4%	2.0%
Supervalu	NA	(0.5%)	0.4%	0.5%	(1.2%)	(5.1%)	(6.0%)	(2.7%)	(0.1%)	(2.4%)	(1.4%)
Median	**(0.0%)**	**3.5%**	**3.3%**	**3.4%**	**0.8%**	**(2.5%)**	**(2.0%)**	**2.1%**	**1.9%**	**1.4%**	**2.0%**

GUGGENHEIM

Project Noble
Historical & Projected Same Store Sales
Same Store Sales
________________________
Source: Wall Street research and company filings.
Note: Noble same store sales CAGR for 2005-2010 is adjusted for 2006-2010 as 2005 same store sales figures not available.
Note: CAGRs calculated as the geometric mean of the annual same store sales growth rates in the indicated periods.

Fiscal Years	2005	2006	2007	2008	2009	2010	2011E	2012E	CAGR '05-'10	CAGR '10-'12E
Noble	5.9%	8.2%	5.6%	5.3%	(1.4%)	3.6%	5.6%	5.3%	4.2%	2.6%
Dollar Stores										
Dollar General	3.8%	(0.3%)	(0.1%)	2.1%	5.6%	6.2%	6.0%	5.9%	2.6%	2.9%
Dollar Tree	6.5%	10.5%	6.0%	5.3%	6.0%	7.8%	6.7%	6.2%	7.1%	3.1%
Family Dollar	17.6%	(4.0%)	4.2%	2.2%	1.3%	2.0%	3.3%	4.7%	1.1%	2.3%
Dollarama	14.0%	16.3%	12.5%	8.3%	6.9%	8.1%	7.4%	7.1%	10.4%	3.5%
Big Lots	(6.7%)	(1.9%)	(1.6%)	(1.0%)	1.6%	2.7%	6.8%	3.5%	(0.0%)	1.7%
Fred's	10.3%	9.0%	2.2%	(7.7%)	0.9%	1.2%	4.0%	2.5%	1.0%	1.2%
Median	**8.4%**	**4.4%**	**3.2%**	**2.1%**	**3.6%**	**4.4%**	**6.4%**	**5.3%**	**1.9%**	**2.6%**
Club Retailers										
BJ's Wholesale	5.1%	4.2%	2.9%	1.7%	3.9%	1.1%	4.2%	4.1%	2.8%	2.0%
Costco	3.8%	5.8%	6.6%	4.9%	2.9%	2.5%	9.4%	3.7%	4.5%	1.8%
Median	**4.5%**	**5.0%**	**4.7%**	**3.3%**	**3.4%**	**1.8%**	**6.8%**	**3.9%**	**3.6%**	**1.9%**
Mass Retailers										
Target	6.8%	6.5%	6.9%	5.7%	3.4%	0.6%	1.1%	1.7%	4.6%	0.8%
Wal-Mart	18.5%	10.4%	7.1%	8.9%	7.0%	6.0%	5.2%	5.1%	7.9%	2.5%
Median	**12.7%**	**8.5%**	**7.0%**	**7.3%**	**5.2%**	**3.3%**	**3.1%**	**3.4%**	**6.2%**	**1.7%**
Food Retailers										
Kroger	(1.0%)	(1.6%)	(7.6%)	3.9%	0.7%	0.9%	1.8%	0.2%	(0.8%)	0.1%
Safeway	(1.5%)	(0.8%)	(1.0%)	(0.2%)	(0.8%)	(1.8%)	0.1%	0.2%	(0.9%)	0.1%
Supervalu[1]	NA	NA	(0.2%)	(2.1%)	(3.0%)	1.9%	6.0%	7.6%	11.6%	3.7%
Median	**(1.2%)**	**(1.2%)**	**(1.0%)**	**(0.2%)**	**(0.8%)**	**0.9%**	**1.8%**	**0.2%**	**(0.8%)**	**0.1%**

GUGGENHEIM

Project Noble
Historical and Projected Store Growth
Store Growth
________________________
Source: Wall Street research and company filings.
(1)   Supervalu 2005 and 2006 figures excluded due to merger with Albertson’s in 2006. CAGR is based on 2007-2010.

Fiscal Years	2005	2006	2007	2008	2009	2010	2011E	2012E	Δ bps '07-'10	Δ bps '10-'12E
Noble	37.4%	38.8%	38.6%	39.1%	40.7%	40.9%	42.2%	42.1%	+229	+125
Dollar Stores										
Dollar General	30.9%	28.0%	30.3%	31.6%	33.5%	34.0%	33.8%	33.9%	+369	(6)
Dollar Tree	38.7%	38.2%	38.2%	37.8%	38.5%	38.2%	38.5%	38.7%	+1	+52
Family Dollar Stores	33.0%	33.4%	33.8%	34.0%	35.1%	36.4%	37.7%	38.0%	+252	+165
Dollarama	NA	NA	NA	36.4%	37.5%	36.2%	39.7%	40.4%	NA	+414
Big Lots	39.2%	39.9%	39.5%	40.0%	40.6%	40.6%	41.9%	42.0%	+111	+135
Fred's	28.2%	28.0%	27.5%	28.0%	27.9%	28.6%	30.1%	29.9%	+109	+130
Median	**33.0%**	**33.4%**	**33.8%**	**35.2%**	**36.3%**	**36.3%**	**38.1%**	**38.4%**	**+111**	**+133**
Club Retailers										
BJ's Wholesale Club	11.7%	11.3%	11.1%	11.3%	12.0%	12.0%	10.9%	10.7%	+91	(133)
Costco	13.3%	13.2%	13.3%	13.4%	13.8%	13.4%	12.4%	12.6%	+8	(79)
Median	**12.5%**	**12.3%**	**12.2%**	**12.4%**	**12.9%**	**12.7%**	**11.7%**	**11.7%**	**+50**	**(106)**
Mass Retailers										
Target	33.6%	33.8%	33.9%	29.5%	30.3%	30.9%	32.7%	32.6%	(301)	+176
Wal-Mart	24.6%	25.0%	25.2%	25.4%	26.6%	26.6%	26.5%	26.7%	+138	+10
Median	**29.1%**	**29.4%**	**29.5%**	**27.5%**	**28.4%**	**28.7%**	**29.6%**	**29.6%**	**(82)**	**+93**
Food Retailers										
Kroger[1]	25.6%	25.0%	24.2%	23.6%	23.9%	22.9%	22.9%	23.0%	(128)	+15
Safeway[1]	32.7%	32.7%	32.6%	32.1%	32.7%	32.3%	30.0%	30.1%	(23)	(222)
Supervalu[1][2]	NM	NM	24.5%	25.4%	25.3%	25.2%	24.9%	24.6%	+69	(60)
Median	**25.6%**	**25.0%**	**24.3%**	**25.2%**	**25.1%**	**25.1%**	**24.9%**	**24.6%**	**(16)**	**(60)**

GUGGENHEIM

Project Noble
Historical & Projected Gross Margin
________________________
Source: FactSet.
(1)   Adjusted to exclude advertising costs for comparability.
(2)   2005 and 2006 excluded as a merger with Albertson’s Stores in 2006 significantly increased margins.
Gross Margin

Fiscal Years	2005	2006	2007	2008	2009	2010	2011E	2012E	Δ bps '05-'10	Δ bps '10-'12E
Noble	4.1%	3.7%	2.6%	3.9%	7.8%	9.9%	10.5%	11.0%	+578	+107
Dollar Stores										
Dollar General	8.7%	4.9%	5.2%	8.2%	10.3%	11.7%	12.1%	12.4%	+301	+66
Dollar Tree	12.5%	11.8%	11.6%	11.4%	12.8%	13.4%	14.3%	14.5%	+95	+110
Family Dollar Stores	7.8%	7.8%	7.7%	7.7%	8.7%	9.5%	9.6%	9.8%	+171	+23
Dollarama	NA	NA	15.0%	14.1%	14.4%	16.6%	17.0%	17.6%	NA	+101
Big Lots	3.4%	6.0%	7.1%	7.2%	8.2%	8.8%	8.4%	8.5%	+540	(26)
Fred's	4.3%	4.0%	2.9%	2.9%	3.6%	4.1%	4.4%	4.7%	(14)	+57
Median	**7.8%**	**6.0%**	**7.4%**	**8.0%**	**9.5%**	**10.6%**	**10.9%**	**11.1%**	**+171**	**+61**
Club Retailers										
BJ's Wholesale Club	3.8%	3.2%	3.4%	3.3%	3.3%	3.3%	3.5%	3.4%	(49)	+5
Costco	3.7%	3.6%	3.6%	3.6%	3.6%	3.7%	3.8%	4.0%	+7	+24
Median	**3.7%**	**3.4%**	**3.5%**	**3.4%**	**3.4%**	**3.5%**	**3.7%**	**3.7%**	**(21)**	**+14**
Mass Retailers										
Target	10.8%	11.0%	10.9%	9.6%	10.2%	10.9%	10.7%	10.3%	+4	(63)
Wal-Mart	6.4%	6.5%	6.4%	6.3%	6.9%	7.3%	7.8%	7.8%	+88	+56
Median	**8.6%**	**8.7%**	**8.7%**	**7.9%**	**8.6%**	**9.1%**	**9.3%**	**9.1%**	**+46**	**(4)**
Food Retailers										
Kroger	5.3%	5.2%	5.1%	5.0%	4.8%	4.5%	4.4%	4.4%	(75)	(13)
Safeway	6.0%	6.5%	6.8%	6.8%	6.4%	5.8%	5.4%	5.5%	(27)	(31)
Supervalu	4.2%	5.9%	6.1%	5.6%	5.4%	5.0%	5.0%	5.0%	+75	+1
Median	**5.3%**	**5.9%**	**6.1%**	**5.6%**	**5.4%**	**5.0%**	**5.0%**	**5.0%**	**(27)**	**(13)**

GUGGENHEIM

Project Noble
Historical & Projected EBITDA Margin
________________________
Source: FactSet.
EBITDA Margin

Company	Pred. Barra Beta	Bloomberg Wkly 5 Year Observed Beta	Average Levered Beta	Size Premium	Cost of Equity	Cost of Debt	Debt / Cap	WACC
NOBLE [1]	1.101	0.980	1.041	1.59 %	10.86 %	5.50 %	0.03 %	10.86 %
Dollar General	0.708	0.682	0.695	0.47 %	7.49 %	8.35 %	17.38 %	7.10 %
Dollar Tree	0.709	0.710	0.710	0.47 %	7.59 %	5.30 %	2.72 %	7.47 %
Family Dollar Stores	0.759	0.685	0.722	0.71 %	7.91 %	5.50 %	7.83 %	7.56 %
Dollarama	0.434	0.529	0.482	1.11 %	6.75 %	5.30 %	9.40 %	6.43 %
Big Lots	1.037	0.810	0.924	1.25 %	9.76 %	5.50 %	2.60 %	9.60 %
Fred's	0.929	1.058	0.994	1.25 %	10.22 %	6.90 %	1.71 %	10.11 %
Mean	**0.763**	**0.746**	**0.754**		**8.3 %**		**6.9 %**	**8.0 %**
Median	**0.734**	**0.698**	**0.716**		**7.7 %**		**5.3 %**	**7.5 %**

GUGGENHEIM

Project Noble
WACC Summary (Not Rent Adjusted)
________________________
Source: Bloomberg and MSCI Barra
(1) Unaffected as of March 2011

Year 1	Year 2	Year 3	Year 4
Enterprise Value[1]	$1,313	$1,491	$1,709	$1,923
Debt (Incl. Capital Leases)	(796.4)	(748.8)	(690.2)	(626.6)
Cash	8.1	8.1	8.1	8.1
Management Promote	0.0	(9.1)	(33.4)	(63.9)
Equity Value	$524	$741	$994	$1,240
Debt to Equity	152%	101%	69%	51%
Debt to Cap	60%	50%	41%	34%
4-Year Average				
Debt to Equity	**93%**			
Debt to Cap	**46%**			
Barra Beta	1.10			
5-Year Observed Beta	0.98			
Unlevered Beta[2]	**1.041**			
Projected 4-Year Average Debt to Equity	93.2%			
Tax Rate	37.5 %			
Re-Levered Beta[3]	**1.647**			
Prospective US ERP (Rm–Rf)	6.50 %			
(x) Median 5 year Levered Beta	**1.647**			
Adjusted Prospective US Equity Risk Premium	10.70 %			
(+) Risk-Free Rate of Return (Rf - 20 year UST)	2.51 %			
(+) Size Premium	1.59 %			
Estimated Cost of Equity	**14.80 %**			

	Year 1	Year 2	Year 3	Year 4
Enterprise Value[1]	$1,326.3	$1,506.3	$1,727.3	$1,943.2
Debt	(378.9)	(331.4)	(274.1)	(213.7)
Cash	20.0	20.0	20.0	20.0
Equity Value	$967.4	$1,194.9	$1,473.2	$1,749.5
Debt to Equity	39%	28%	19%	12%
Debt to Cap	28%	22%	16%	11%
4-Year Average				
Debt to Equity	**24%**			
Debt to Cap	**19%**			
Barra Beta	1.10			
5-Year Observed Beta	0.98			
Unlevered Beta[2]	**1.041**			
Projected 4-Year Average Debt to Equity	24.4%			
Tax Rate	37.5 %			
Re-Levered Beta[3]	**1.199**			
Prospective US ERP (Rm–Rf)	**6.50 %**			
(x) Median 5 year Levered Beta	**1.199**			
Adjusted Prospective US Equity Risk Premium	7.80 %			
(+) Risk-Free Rate of Return (Rf - 20 year UST)	2.51 %			
(+) Size Premium	1.59 %			
Estimated Cost of Equity	**11.89 %**			

GUGGENHEIM

Project Noble
Calculation of Illustrative Cost of Equity: CIM Case
________________________
Source: Bloomberg historical adjusted beta on a weekly basis as and MSCI Barra predicted beta of October 4, 2011.
(1) Enterprise Value based on an LTM EBTIDA multiple of 7.5x.
(2) Unlevered Beta = Levered Beta/[ 1 + ((D/E) * (1-T))]. Based on average of Barra and 5-Year Observed Levered Betas
(3) Levered Beta = Unlevered Beta * [ 1 + ((D/E) * (1-T))].
Cost of Equity: LBO                                                           ($ in millions)
Cost of Equity: Dividend and Dividend + Buyback ($ in millions)